EXHIBIT 10.16

          FORM OF INDEMNIFICATION AGREEMENT BETWEEN THE COMPANY AND ITS
            DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN OTHER OFFICERS

                       EMPLOYEE INDEMNIFICATION AGREEMENT


                This Agreement is  made  as of  the  27th  day  of  April,  2004
between   CITIZENS   FINANCIAL   CORPORATION,   a  Kentucky   corporation   (the
"Corporation"), and ____________________ (the "Employee").

                                   WITNESSETH:

                WHEREAS, the Employee has been asked to continue his/her employment with the Corporation and may be subjected to claims, suits, or proceedings arising as a result of such employment; and

                WHEREAS, Article XII of the Articles of Incorporation of the Corporation (the "Article") allows the Corporation, upon the approval of the Corporation's Board of Directors, to indemnify employees, including entering into contracts for indemnification with such employees; and

                WHEREAS, the Board of Directors has approved the indemnification of the Employee under this Agreement; and

                WHEREAS, to provide greater certainty with respect to the Employee's right to indemnification and the payment thereof, and thereby help to induce the Employee to continue his/her employment with the Corporation, the Corporation and the Employee desire to enter into this Agreement.

                NOW,  THEREFORE,  in consideration  of the Employee's  continued
employment  with  the  Corporation  after  the  date  of  this  Agreement,   the
Corporation and the Employee agree as follows:

1. INDEMNITY OF EMPLOYEE. Subject only to the exclusions set forth in Sections~2~and~11 of this Agreement, the Corporation hereby agrees to hold harmless and indemnify the Employee against any and all reasonable costs and expenses (including, but not limited to, attorneys' fees) and any liabilities (including, but not limited to, judgments, fines, penalties and reasonable settlements) paid by or on behalf of, or imposed against, the Employee in connection with any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative, legislative, investigative or other (including any appeal relating thereto) whether formal or informal and whether made or brought by or in the right of the Corporation or otherwise, in which the Employee is, was or at any time becomes a party or witness, or is threatened to be made a party or witness, or otherwise, by reason of the fact that the Employee is, was or at any time becomes a director, officer, employee or agent of the Corporation or, at the Corporation's request, a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, specifically including, without limitation, an officer of the Corporation's insurance company subsidiaries and all related positions.

2. LIMITATIONS ON INDEMNITY. No indemnity pursuant to Section~1 of this Agreement shall be paid by the Corporation:

         A. if a court of competent jurisdiction renders a final adjudication on the merits, in an action, suit or proceeding in which the Employee is a party, that such indemnification is prohibited by law; or

        B. if a court of competent jurisdiction renders a final adjudication on the merits, in an action, suit or proceeding in which the Employee is a party that [i] the Employee is liable for violating the federal securities laws and [ii] indemnification of the Employee by the Corporation for such liability violates public policy as expressed by the Securities and Exchange Commission; or

        C. in connection with any transaction with respect to which a court of competent jurisdiction renders a final adjudication on the merits, in an action, suit or proceeding in which the Employee is a party, [i] that the Employee's personal financial interest was in conflict with the financial interests of the Corporation or its shareholders, or [ii] that the Employee derived an improper personal benefit; or

        D. on account of acts or omissions of the Employee to the extent a court of competent jurisdiction renders a final adjudication on the merits, in an action, suit or proceeding in which the Employee is a party, that such acts or omissions [i] were not in good faith, or [ii] involved intentional misconduct, or [iii] were known to the Employee to be a violation of law; or

        E. in respect of any liability to the Corporation to the extent that a court of competent jurisdiction renders a final adjudication on the merits, in an action, suit or proceeding in which the Employee is a party, that such liability to the Corporation arises under any federal or state statute providing for liability directly to the Corporation by reason of the fact that the Employee is deemed to be or to have been an officer of the Corporation, including, by way of example and not limitation, liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or

        F. to the extent and only to the extent that, prior to a Change of Control, as hereinafter defined, a majority of the Board of the Directors of the Corporation or a duly designated committee thereof, in either case consisting of directors who are not at the time parties to the claim, action, suit or proceeding against the Employee, determines that the amount of expenses and/or settlements for which indemnification is sought is unreasonable; or

        G. in connection with any claim, action, suit or proceeding if such claim, action, suit or proceeding was initiated by the Employee or his or her personal or legal representative, or involved the voluntary solicitation or intervention by the Employee or his or her personal or legal representative (other than an action to enforce indemnification rights or an action initiated with the approval of a majority of the Board of the Directors).

                  For the purposes of this Section~2, a settlement by the Employee that substantially acknowledges the Employee's responsibility such that the Corporation would be excused from liability under this Section~2 had there been a final adjudication on the merits shall be deemed the equivalent of such final adjudication.

                  The limitations on indemnity contained in this Section~2 shall not be applicable if the Corporation purchases and maintains directors and officers insurance ("D&O Insurance") and such indemnity is covered and paid for by the Corporation's D&O Insurance. The Employee acknowledges and agrees that the preceding sentence [i] does not obligate the Corporation to purchase and maintain D&O Insurance in general and [ii] does not give the Employee any right to be covered by the D&O Insurance in particular.

                  For purposes of this Agreement, a "Change of Control" shall be deemed to have occurred if [i] any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation owned, directly or indirectly, by the shareholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Corporation representing 40% or more of the combined voting power of the Corporation's then outstanding voting securities; or [ii] during any period of twenty-four (24)
consecutive months (not including any period prior to the date of this Agreement), individuals who at the beginning of such period constituted the Board of the Directors of the Corporation and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clauses [ii or [iii] of this Paragraph) whose election by the Board of the Directors or nomination for election by the Corporation's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of the Directors or [iii] the shareholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding or by being converted into voting securities of the surviving entity constituting at least 70% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger of consolidation; or [iv] the shareholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the assets owned by the Corporation, whether directly or indirectly.

3. CONTINUATION OF INDEMNITY. All agreements and obligations of the Corporation contained in this Agreement shall continue during the period the Employee serves in any capacity entitling the Employee to indemnification under this Agreement and shall continue thereafter so long as the Employee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, legislative, or investigative, or other, arising as a result of acts or omissions occurring during the period the Employee was employed by the Corporation.

4. NOTIFICATION OF CLAIM. It shall be a condition precedent to indemnification under this Agreement that, within twenty (20) days after receipt by the Employee of actual notice that the Employee is or will be a party, witness or otherwise involved in any threatened or pending action, suit or proceeding described in Section 1 of this Agreement, the Employee shall have notified the Corporation in writing of the assertion or commencement thereof; but the omission to so notify the Corporation will not relieve it from any liability which it may have to the Employee otherwise than under this Agreement.

5. ADVANCEMENT OF COSTS AND EXPENSES. The costs and expenses (including, but not limited to, attorneys' fees) incurred by the Employee in investigating, being a witness in, defending or appealing any threatened or pending claim or any threatened or pending action, suit or proceeding described in Section 1 of this Agreement shall, at the written request of the Employee, be paid by the Corporation in advance of final judgment or settlement with the understanding, undertaking and agreement hereby made and entered into by the Employee and the Corporation, that the Employee shall, if it is ultimately determined in accordance with Section~2 or pursuant to Section~11 that the Employee is not entitled to be indemnified, or was not entitled to be fully indemnified, repay to the Corporation such amount, or the appropriate portion thereof, so paid or advanced. Such advancements shall be made at least monthly.

6. ENFORCEMENT. If a claim for payment under this Agreement is not paid in full by the Corporation within ninety (90) days after a written demand has been delivered by the Employee to the Corporation, or within thirty days after delivery of a written demand by the Employee to the Corporation based upon a final and unappealable judgment of a court of competent jurisdiction, the Employee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the Employee shall also be entitled to be paid all costs and expenses (including but not limited to attorneys' fees) incurred by the Employee in prosecuting such suit. In any suit brought by the Employee to enforce this Agreement, the burden of proof shall be on the Corporation to establish that the Employee is not entitled to the relief sought under this Agreement.

7. CONTRIBUTION. If the full indemnity provided in Section 1 of this Agreement may not be paid to the Employee because of any exclusion in Section 2 of this Agreement, then in respect of any actual or threatened claim, action, suit or proceeding in which the Corporation is jointly liable with the Employee (or would be if joined in such claim) the Corporation shall contribute to the amount of expenses and liabilities incurred by the Employee in such proportion as is appropriate to reflect [i] the relative benefits received by the Corporation on the one hand and the Employee on the other hand from the acts or omissions from which such claim, action, suit or proceeding arose and [ii] the relative fault of the Corporation, including its directors, officers, agents, other employees and other representatives, on the one hand and of the Employee on the other hand in connection with the acts or omissions which resulted in such claim, action, suit or proceeding, as well as any other relevant equitable considerations. The relative fault of the Corporation, including its directors, officers, agents, other employees and other representatives, on the one hand and of the Employee on the other hand shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such claim, action, suit or proceeding. The Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or any other method of allocation which does not take into account the foregoing equitable considerations.

8. PARTIAL INDEMNITY. If the Employee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the costs, expenses, judgments, fines, penalties and amounts paid in settlement, but not for the total amount thereof, the Corporation shall nevertheless indemnify the Employee for the portion thereof to which the Employee is entitled.

9. NON-EXCLUSIVITY. The rights of the Employee under this Agreement shall be in addition to any other rights the Employee may have under the Articles of Incorporation or By-laws of the Corporation or any of its insurance company subsidiaries, both as amended, agreement, vote of shareholders or disinterested directors, as a matter of law or otherwise.

10. SUBROGATION. In the event of any payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Employee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

11. NO DUPLICATION OF PAYMENTS. The Corporation shall not be liable under this Agreement to make any payment to the extent the Employee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise payable by the Corporation under this Agreement. The Employee shall use best efforts to collect from all third parties any amounts otherwise payable by the Corporation under this Agreement. If the Employee is entitled to but has not received payment from a third party (under any insurance policy or otherwise) of amounts otherwise payable by the Corporation under this Agreement, the Corporation shall nevertheless pay the Employee such amounts with the understanding, undertaking and agreement hereby made and entered into by the Employee and the Corporation that the Employee will repay to the Corporation such amounts to the extent they are ultimately paid to the Employee by such third party.

12. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Corporation, heirs, and personal and legal representatives; provided, however, that this Agreement is personal to the Employee and may not be transferred or encumbered by the Employee in any way.

13. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

14.      GOVERNING LAW; AMENDMENT.

        A. This Agreement shall be interpreted and enforced in accordance with the laws of the Commonwealth of Kentucky.

        B. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

15. NOTICES. Any notice to the Corporation or the Employee under this Agreement shall be in writing and shall be delivered personally or sent by overnight courier service or certified mail:

                  If to the Corporation:

                  Citizens Financial Corporation
                  The Marketplace, Suite 300
                  12910 Shelbyville Road
                  Louisville,  Kentucky 40243
                  Attn: Secretary



                  If to the Employee:

                  __________________

                  _______________________

                  _______________________

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                           CITIZENS FINANCIAL CORPORATION







                                        By:



                                        Name:



                                        Title:



                                          Authority:  Resolution of the Board of
                                          Directors adopted  April 27, 2004







                                                     EMPLOYEE











                                                     Name: